EXHIBIT 99.9

[WGM Draft, 9/24/03]

Form of Registration Rights Agreement (Sept. —, 2003)

REGISTRATION RIGHTS AGREEMENT

by and among

MAGELLAN HEALTH SERVICES, INC.

ONEX AMERICAN HOLDINGS II LLC,

AETNA INC.,

and

HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL

Dated as of                 , 2003

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS

ARTICLE II	EQUITY REGISTRATION RIGHTS

2.1	Equity Security Registration

2.2	Piggyback Registration

2.4	Registration Procedures

2.5	Expenses

2.6	Indemnification and Contribution

2.7	Rule 144

2.8	Duration of Equity Registration Rights

2.9	“Market Stand-Off” Agreement

2.10	Transfer of Registration Rights

2.11	Granting of Additional Registration Rights

ARTICLE III	DEBT REGISTRATION RIGHTS

3.1	Debt Shelf Registration

3.2	Registration Procedures

3.3	Expenses

3.4	Indemnification and Contribution

3.5	Rule 144

3.6	Duration of Debt Registration Rights

3.7	Transfer of Registration Rights

ARTICLE V	MISCELLANEOUS PROVISIONS

5.1	Successor Securities

5.2	Equitable Relief.

5.3	No Inconsistent Agreements

5.4	Amendments and Waivers

5.5	Notice Generally

5.6	Successors and Assigns

5.7	Headings

5.8	Governing Law; Jurisdiction; Jury Waiver

i

5.9	Severability

5.10	Entire Agreement

5.11	Counterparts

ii

REGISTRATION RIGHTS AGREEMENT

Registration Rights Agreement, dated as of           ,    , 2003, by and between Magellan Health Services, Inc., a Delaware corporation (the “Company”), Onex American Holdings II LLC, a Delaware limited liability company  and [other Onex Purchasers] (“Onex”), Aetna, Inc., a Pennsylvania corporation (“Aetna”) and                  , a             (“              ” and, collectively, with Onex, Aetna and                   , and also with any successor or permitted transferee thereof as hereinafter provided, the “Securityholders”).

W I T N E S S E T H :

WHEREAS, the Company filed its Debtors’ Third Amended Joint Plan of Reorganization dated August 18, 2003 with the United States Bankruptcy Court for the Southern District of New York (the “Court”) pursuant to and in accordance with chapter 11 of the U.S. Bankruptcy Code (as so filed with the Court and as may be amended from time to time in accordance with its terms, the “Plan”), which was confirmed by the Court on         , 2003; and

WHEREAS, capitalized terms used herein and not defined above shall have the meanings provided by Article I hereof or otherwise provided below; and

WHEREAS, as contemplated by the Plan, on the Effective Date, (i) all previously outstanding shares of capital stock of the Company will be cancelled, (ii) Onex will receive from the Company up to 7,485,380 shares of Multi-Vote Common Stock, convertible at such time into the same number of shares of Ordinary Common Stock and representing    % of the shares of Common Stock to be outstanding on the Effective Date, (iii) Aetna will receive from the Company a warrant to purchase [100,000] shares of Ordinary Common Stock, (iv) Houlihan Lokey will receive from the Company (A)     shares of Ordinary Common Stock and (B) $           in principal amount of the Notes, as specified on Schedule 1 attached hereto; and

WHEREAS, in accordance with the Plan, the Company and the Securityholders are entering into this Agreement on the Effective Date (i) to provide for certain rights and obligations of the Securityholders (and any transferees of the shares of Common Stock or Notes of the Securityholders who may become permitted transferees of rights hereunder) with respect to their holdings of shares of Common Stock and Notes, as the case may be;

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is hereby agreed as follows:

ARTICLE I

DEFINITIONS.

As used in this Agreement, the following capitalized terms shall have the meanings ascribed thereto below (such meanings being equally applicable to both the singular and plural form of the terms defined):

“Action” shall have the meaning provided by Section 2.6(e) or 3.4(e) hereof, as the case may be.

“Affiliate,” with respect to a Person, means any other Person which directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, within the meaning of Rule 12b-2 under the Exchange Act.

“Agreement” shall mean this Registration Rights Agreement, as the same may from time to time be amended, modified and supplemented in accordance with its terms.

“Certificate of Incorporation” shall mean the Amended and Restated Certificate of Incorporation of the Company, as in effect on the Effective Date and as the same may from time to time be amended or restated in accordance with its terms.

“Business Day” shall mean any day on which commercial banks are required to be open for business in New York, New York.

“Beneficially Owned” or “Beneficial Ownership” shall have the meaning prescribed by Regulation 13D-G under the Exchange Act, as amended and from time to time in effect.

“Bylaws” shall mean the amended and restated bylaws of the Company, as in effect on the Effective Date and as the same may from time to time be amended or restated in accordance with their terms.

“Common Stock” shall mean the shares of Common Stock, being either shares of Ordinary Common Stock or shares of Multi-Vote Common Stock, of the Company, as authorized by the Certificate of Incorporation on the Effective Date, and any successor security as provided by Section 5.1 hereof.

“control” (including the term “controlled by”) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Debt Shelf Registration” shall have the meaning provided by Section 3.1(a) hereof.

“Debt Shelf Registration Termination Date” shall mean the second anniversary of the date on which the Debt Shelf Registration first became effective under the Securities Act or such earlier date on which there no longer are any Registrable Debt Securities or on which all the Registrable Debt Securities may be disposed of by the Securityholders pursuant to Rule 144 either within a 90 day period in accordance with the volume limitations of such rule or without volume limitation in accordance with the provisions of Rule 144(k) or pursuant to another exemption from the registration  requirements of the Securities Act pursuant to which the Registrable Debt Securities are thereafter freely tradable without restriction under the Securities Act.

“Demanding Other Debt Security Holders” shall have the meaning provided by Section 2.2(a).

“Effective Date” shall mean the first Business Day on or after the date by which all of the conditions precedent to the effectiveness of the Plan specified in Section 10.2 of the Plan have been satisfied or waived or, if a stay of the order entered by the Court confirming the Plan in accordance with chapter 11 of the U.S. Bankruptcy Code is in effect on such date, the first Business Day on or after the date of the expiration, dissolution, or lifting of such stay.  The Effective Date for purposes of this Agreement shall be the same as the Effective Date for purposes of the Plan.

“Equity Demand Registration” shall have the meaning provided by Section 3.1(b).

“Equity Shelf Registration” shall have the meaning provided by Section 2.1(a).

“Equity Shelf Registration Termination Date” shall mean the second anniversary of the date on which the Equity Shelf Registration first became effective under the Securities Act or such earlier date on which there no longer are any Registrable Equity Securities or on which all the Registrable Equity Securities may be disposed of by the Securityholders pursuant to Rule 144 either within a 90 day period in accordance with the volume limitations of such rule or without volume limitation in accordance with the provisions of Rule 144(k) or pursuant to another exemption from the registration  requirements of the Securities Act pursuant to which the Registrable Equity Securities are thereafter freely tradable without restriction under the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

“Houlihan Lokey” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Indemnified Party” shall have the meaning provided by Section 2.6(e) or 3.4(e) hereof, as the case may be.

“Indemnifying Party” shall have the meaning provided by Section 2.6(e) or 3.4(e) hereof, as the case may be.

“Management Incentive Plan” shall mean the “New Management Incentive Plan” defined in the Plan, in the form adopted by the Board of Directors, in effect as of the date hereof.

“Minimum Hold Condition” shall mean the following: at any time, (i) the number of outstanding shares of Multi-Vote Common Stock is at least 15.33% of the total number of shares of Multi-Vote Common Stock and shares of Ordinary Common Stock issued on the Effective Date and (ii) the number of outstanding shares of Multi-Vote Common Stock at such time is at least 10% of the aggregate number of shares of Multi-Vote Common Stock and shares of Ordinary Common Stock then outstanding.  The Minimum Hold Condition is not met if, at any time, the condition described in clause (i) or clause (ii) of the immediately preceding sentence is not satisfied.

“Multi-Vote Common Stock” shall mean the shares of Multiple and Variable Vote Restricted Convertible Common Stock, par value of $0.01 per share, of the Company, as authorized by the Certificate of Incorporation on the Effective Date, and any successor security as provided by Section 5.1 hereof.

“NASD” shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

“Nasdaq” shall mean the Nasdaq Stock Market.

“Notes” shall mean the unsecured notes issued or to be issued by the Company pursuant to an indenture qualified under the Trust Indenture Act of 1939 as provided by Section 1.74 of the Plan.

“NYSE” shall mean the New York Stock Exchange.

“Onex” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Onex Group” shall mean (i) Onex, (ii) Onex Corporation, a corporation organized and existing under the laws of the Province of Ontario, Canada, (iii) Onex Partners LP, a limited partnership organized and existing under the laws of the State of Delaware, (iv) any successor to all or substantially all the assets and business (including any interest owned by it in the Company) of Onex Corporation or Onex Partners LP and (v) any company at the time controlled, singly or collectively, by any of such companies, each of which shall be considered “a member of the Onex Group” for purposes hereof.   For purposes hereof, Onex Corporation shall be deemed to control any entity controlled by Mr. Gerald W. Schwartz so long as Mr. Gerald W. Schwartz controls Onex Corporation.

“Ordinary Common Stock” shall mean the shares of Ordinary Common Stock, par value of $ 0.01 per share, of the Company, as authorized by the Certificate of

Incorporation on the Effective Date, and any successor security as provided by Section 5.1 hereof.

“Person” shall mean any individual, partnership (general, limited or limited liability), corporation, limited liability company, trust, unincorporated organization or other legal entity, and a government or agency or political subdivision thereof.

“Piggyback Notice” shall have the meaning provided by Section 2.2(a) hereof.

“Piggyback Holders” shall have the meaning provided by Section 2.2(b) hereof.

“Pro Rata Share”, for purposes of Section 2.2(b) hereof, shall mean the ratio of (i) the number of shares of Ordinary Common Stock owned by, or issuable upon conversion of shares of Multi-Vote Common Stock owned by, a member of the Onex Group or Aetna, as the case may be, and sought to be included in such Registration Statement to (ii) the total number of shares of Ordinary Common Stock owned by, or issuable upon conversion of shares of Multi-Vote Common Stock owned by, all members of the Onex Group and Aetna and sought to  be included in the Registration Statement, such ratio calculated as of the date of filing of the applicable Registration Statement pursuant to Section 2.2(b).

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Equity Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

“Registrable Debt Securities” shall mean (i) the Notes issued to the Securityholders pursuant to the Plan (if any), (ii) any other debt security issued by the Company in exchange for, upon conversion of or as a result of a reclassification of or otherwise in respect of the Notes or any other debt security issued by the Company that is a Registrable Debt Security, and (iii) any debt security issued by the Company in exchange for, as a reclassification of or otherwise in respect of any Registrable Equity Security, in each case for so long as such debt security is owned by any Securityholder or a permitted transferee of any Securityholder’s rights under ARTICLE III hereof in accordance with Section 3.7 hereof.  For the avoidance of doubt, it is understood and agreed that any particular Registrable Debt Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 or (C) such security shall have ceased to be outstanding.

“Registrable Equity Securities” shall mean (i) shares of Ordinary Common Stock owned by a member of the Onex Group or issued or issuable upon conversion of shares of Multi-Vote Common Stock issued to or owned by a member of the Onex Group, (ii) the shares of Ordinary Common Stock issued to the Securityholders pursuant to the Plan, (iii) the shares of Ordinary Common Stock which may be acquired by Aetna pursuant to the Warrant, (iv) any additional shares of  Ordinary Common Stock or other equity securities issued by the Company to the Securityholders as a dividend upon or a distribution in respect of, or upon conversion of or in exchange for or as a result of any reclassification of, any such shares of  Ordinary Common Stock or any other equity security that is a Registrable Equity Security, (v) any equity security issued upon exercise of any warrant, right or option which is a Registrable Equity Security, (vi) any equity security issued by the Company in exchange for, as a reclassification of or otherwise in respect of any Registrable Debt Security and (vii) any other equity security which is considered a successor security in respect of any such security as provided in Section 5.1 hereof, in each case for so long as such equity security is owned by the Securityholders or permitted transferee of such the Securityholders’ rights under ARTICLE II hereof in accordance with Section 2.10 hereof.  For the avoidance of doubt, it is understood and agreed that any particular Registrable Equity Security shall cease to be such when (A) a Registration Statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been disposed of in accordance with such Registration Statement, (B) such security shall have been sold pursuant to Rule 144 or pursuant to another exemption from registration under the Securities Act pursuant to which the securities sold are thereafter freely transferable without registration and without restriction under the Securities Act or (C) such security shall have ceased to be outstanding.

“Registration Statement” shall mean a registration statement of the Company as it may be amended or supplemented from time to time, including without limitation, all exhibits, financial statements, schedules and attachments thereto.

“Requisite Equity Securityholders” shall mean Securityholders who own at least [150,000] shares of Ordinary Common Stock (including for such purpose shares of Ordinary Common Stock issuable upon conversion of Multi-Vote Common Stock) (or equivalent successor securities as provided by Section 5.1) and who represent to the Company that they presently intend to sell at least such number of shares or such smaller number of shares as constituted their remaining holding of Registrable Equity Securities.

“Rule 144” shall mean Rule 144 promulgated by the SEC under the Securities Act, or any similar rule or regulation permitting the sale of securities without registration under the Securities Act hereafter promulgated by the SEC, as the same may be amended and in effect from time to time.

“Rule 415” shall mean Rule 415 promulgated by the SEC under the Securities Act, or any similar rule or regulation relating to registration of securities under the Securities Act for offering and sale by a continuous or delayed offering hereafter promulgated by the SEC, as the same may be amended and in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may be amended and shall be in effect from time to time.

“Voting Stock” shall mean shares of the Company, of any class or series, entitled to vote for the election of directors of the Company, including shares of Ordinary  Common Stock and Multi-Vote Common Stock.

“Warrant” shall mean the New Aetna Warrant (as defined in the Plan) to purchase shares of Ordinary Common Stock issued to Aetna.

Other terms are defined herein and shall have the meanings elsewhere provided herein.  References herein to specific rules of the SEC refer to such rules as in effect on the date hereof and as the same may thereafter from time to time be amended and in effect.  References herein to “Sections” shall refer to the sections of this Agreement, unless otherwise specifically provided, and references to “hereof,” “herein” or “hereunder” shall refer to this Agreement as a whole and not to any particular Section, paragraph, sentence or clause unless otherwise specifically provided.

ARTICLE II

EQUITY REGISTRATION RIGHTS

2.1                                                    Equity Security Registration.

(a)                  Requirement to Effect Equity Shelf Registration.  The Company shall prepare and cause to be filed with the SEC, as promptly as practicable after but in no event later than 60 days following the Effective Date, a Registration Statement pursuant to Rule 415 on an appropriate form relating to the continuous offering and sale of the shares of Ordinary Common Stock which are Registrable Equity Securities in resales by selling Securityholders (or their permitted transferees) in market transactions on the Nasdaq or such other national securities exchange on which the Ordinary Common Stock is then listed (and through such other method or methods of distribution as hereinafter provided for) (the “Equity Shelf Registration”) and shall use its reasonable best efforts to cause the Equity Shelf Registration to become effective under the Securities Act, and for public sales of such shares otherwise to be permitted, within 60 days thereafter (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). The Company shall use its reasonable best efforts to keep the Equity Shelf Registration effective under the Securities Act, for so long as it is permitted to do so under Rule 415, until the Equity Shelf Registration Termination Date, including by preparing and filing such amendments to the Registration Statement and prospectus supplements as may be required therefor.  If at any time (before the Equity Shelf Registration Termination Date) it shall no longer be permissible for the Company to keep the Equity Shelf Registration effective under the Securities Act in accordance with Rule 415 but shall thereafter become permissible for the Company to file and have effective a Registration Statement pursuant to Rule 415 for Registrable Equity Securities, then the Company shall, upon reasonable request of a Securityholder, again likewise prepare and cause to be filed with the SEC, and shall use its reasonable best efforts to become effective, as promptly as practicable, a Registration Statement (on an appropriate form) for such purpose and (as long as permissible under Rule 415) to keep such Registration Statement effective until the Equity Shelf Registration Termination Date .  The obligations of the Company under this Section 2.1(a) are subject to the provisions of Section 2.1(d).  The Company shall provide for the offer and sale of such shares of Ordinary Common Stock pursuant to the Equity Shelf Registration, both upon its initial effectiveness or (as necessary, by amendment or supplement) at any time thereafter before the Equity Shelf Registration Termination Date, through such other methods of distribution as the Requisite Equity Securityholders may reasonably request.

(b)                 Request for Equity Demand Registration. If at any time after the Effective Date when, but only for so long as, the Minimum Hold Condition is met, the Company has received a written request (a “Demand Notice”) from one or more members of the Onex Group or Aetna (or a permitted transferee of either thereof in accordance herewith) requesting that the Company effect a registration under the Securities Act of Registrable Equity Securities and specifying the intended method or methods of disposition thereof, the Company shall use its best efforts to prepare and cause to be filed with the SEC, as promptly as practicable but in no event later than 60 days following receipt of the Demand Notice, a Registration Statement on the appropriate form relating to resales by members of the Onex Group or by Aetna of such Registrable Equity Securities (“Equity Demand Registration”) and shall use its reasonable best efforts to cause the Equity Demand Registration to become effective under the Securities Act, and for public sales of such shares otherwise to be permitted, within 60 days thereafter (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). The obligations of the Company under this Section 2.1(b) are subject to the provisions of Section 2.1(c), 2.1(d) and 2.1(e).

(c)                  Conditions on Requirement to Effect an Equity Demand Registration.  The obligations of the Company set forth in Section 2.1(b) are subject to each of the following limitations, conditions and qualifications:

(i)                                     The Company shall not be required to take any action to effect an Equity Demand Registration unless the anticipated aggregate offering price of the Registrable Equity Securities to be offered and sold pursuant to such registration is at least [$50,000,000] or, in the event an Equity Demand Registration may be effected on Form S-3 or a comparable form and is not underwritten, [$25,000,000] (or, if the anticipated aggregate offering price for all Registrable Equity Securities owned by the Onex Group or Aetna, as the case may be, at the time such demand is made is less than [$50,000,000] or [$25,000,000], as applicable, such lesser amount).

(ii)                                  The Company shall not be required to effect an Equity Demand Registration more than once in any nine month period or at such time as the Company is in accordance with Section 2.2 providing to the members of the Onex Group and Aetna piggyback registration rights in connection with an underwritten registered public offering.

(iii)                               If the Company receives a request for an Equity Demand Registration during a “lock-up” period (the “Lock-Up Period”) pursuant to Section 2.9 in connection with any underwriting or purchase agreement relating to an equity offering under Rule 144A under the Securities Act (or any successor rule or regulation, as the same may be amended or in effect from time to time) or a registered public offering of Ordinary Common Stock or securities convertible into or exchangeable for Ordinary Common Stock, the Company shall not be required to cause a Registration Statement under Section 2.1(b) to become effective prior to the end of the Lock-Up Period.

(iv)                              The Company shall not be required to take any action to effect an Equity Demand Registration at any time when the Equity Shelf Registration is effective under the Securities Act if the Registrable Equity Securities that would be sold pursuant to the Equity Demand Registration could be sold pursuant to the Equity Shelf Registration, unless the Company is requested to prepare the Equity Demand Registration with respect to an underwritten offering of such Registrable Equity Securities.

(d)                 Conditions to Requirements to Effect an Equity Demand or Equity Shelf Registration.  The obligations of the Company set forth in Section 2.1(a) or 2.1(b) are subject to each of the following limitations, conditions and qualifications:

(i)                                     The Company’s obligations shall be subject to the obligations of each Securityholder to furnish all information and materials and to take any and all actions as may be required of it under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.  Without limiting the generality of the forgoing, the selling Securityholders shall each furnish to the Company in writing, promptly after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein.  Each Securityholder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Securityholder not materially misleading.

(ii)                                  The Company shall not be obligated to cause any special audit (other than a fiscal year-end audit) to be undertaken in connection with preparing or causing to become effective any Registration Statement.

(e)                  Underwriting.  The managing underwriter for any underwritten offering of Registrable Equity Securities pursuant to an Equity Demand Registration under Section 2.1(b) shall be selected by Onex and shall be reasonably acceptable to the

Company, and the co-managing underwriter shall be selected by the Company and shall be reasonably acceptable to Onex.

2.2                                                    Piggyback Registration.

(a)                  If the Company at any time proposes to file on its behalf and/or on behalf of any of the holders of its equity securities (a “Demanding Other Equity Security Holder”) a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8, or any successor form, for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively), which may be used for the registration of shares of Ordinary Common Stock, it will give written notice of such proposed filing to Onex and Aetna at least 20 Business Days before the initial filing with the SEC of such Registration Statement (the “Piggyback Notice”), which Piggyback Notice shall set forth the number of securities proposed to be offered and a description of the intended method of disposition of such securities.  The Piggyback Notice shall offer to include in such filing such number of Registrable Equity Securities as a member of the Onex Group or Aetna may request.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Onex and Aetna as part of the Piggyback Notice.  In such event, the right of a member of the Onex Group or Aetna to include its Registrable Equity Securities in the registration shall be conditioned upon such member of the Onex Group or Aetna, as the case may be, entering into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

(b)                 A member of the Onex Group or Aetna shall advise the Company in writing within 10 Business Days after the date of receipt of the Piggyback Notice from the Company, of its election to accept the Company’s offer to include its Registrable Equity Securities in the Registration Statement to be filed by the Company pursuant to Section 2.2(a), setting forth the amount of such Registrable Equity Securities for which registration is requested (such Securityholders so electing, the “Piggyback Holders”).  The Company shall thereupon include in such filing the number of Registrable Equity Securities for which registration is so requested; provided, however, that (i) in connection with a primary offering by the Company, if the managing underwriter of such proposed underwritten offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Equity Securities requested to be included in the registration by all Piggyback Holders concurrently with the securities being registered by the Company would adversely affect the distribution of the shares of Ordinary Common Stock by the Company, then the Company and its underwriters shall be entitled to reduce the number of Registrable Equity Securities to be registered by the Piggyback Holders, and (ii) in connection with piggyback rights in a secondary offering by one or more selling Demanding Other Equity Securityholders only, if the managing underwriter of such proposed underwritten offering shall advise the Company in writing that, in its opinion, the distribution of the Registrable Equity Securities requested to be included in the registration by all Piggyback Holders concurrently with the securities being registered by the Demanding Other Equity Security Holder would adversely affect the distribution of the shares of Ordinary Common Stock by the Demanding Other Equity Security Holder, then the Company and such underwriters shall be entitled to reduce the number of Registrable Equity Securities to be registered by (i)  the Piggyback Holders, and (ii) if the Demanding Other Equity Securityholder is one or more members of the Onex Group or Aetna, the Demanding Other Equity Securityholder; provided, further, however, that, if after any such reduction any shares of Ordinary Common Stock are to be included in such Registration Statement on behalf of any Piggyback Holder, the number of Registrable Equity Securities to be included in such Registration Statement on behalf of any Piggyback Holder, and, if the Demanding Other Equity Securityholder is one or more members of the Onex Group or Aetna, the Demanding Other Equity Securityholder; shall be no less than such holder’s Pro Rata Share of all securities to be included in such Registration Statement.

(c)                  The Company shall not be obligated to continue, and shall have the right to terminate or withdraw, any Registration Statement subject to this Section 2.2 prior to the effectiveness of such registration, even though a member of the Onex Group or Aetna has elected to include securities in such registration.

2.3                                                    Postponement of Registration or Sales.  The Company shall be entitled to postpone, for a reasonable period of time (which shall be as short as practicable), during no more than two periods of 90 days each, aggregating not more than 120 days in total in any twelve-month period, the filing or effectiveness of, or suspend the right of the Securityholders (or permitted transferees thereof) to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in Section 2.1 or 2.2 hereof, in the event that (i) (A) an event or circumstance occurs and is continuing as a result of which such Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company’s good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in which case the Company will file an appropriate amendment to the Registration Statement as contemplated in Section 2.4(k) hereof), and (B) the Board of Directors of the Company determines in its good faith judgment that the disclosure of the event at that time would materially and adversely affect, interfere with or hinder the success of any financing, acquisition, merger or similar transaction involving the Company or otherwise have a material adverse effect on the business, operations or prospects of the Company or (ii) the Company shall have received a notice issued by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.  If the Company shall so postpone the filing or effectiveness of, or suspend the rights of Securityholders to make sales pursuant to, a Registration Statement it shall promptly notify the Securityholders in writing of such determination (a “Suspension Notice”).  The Suspension Notice shall contain a statement of the reasons for such suspension and an approximation of the anticipated delay.  A Securityholder shall keep confidential any information received by it in a Suspension Notice (including the fact that it has received a Suspension Notice), except as otherwise required by law, judicial or administrative order or legal process.  Upon receipt of such Suspension Notice from the Company, to the extent applicable, the Securityholders will forthwith discontinue disposition of Registrable Equity Securities pursuant to the Registration Statement until (i) they have received copies of the supplemented or amended

Prospectus contemplated by Section 2.4(b) hereof, or (ii) they are advised in writing by the Company that the use of the Prospectus may be resumed, and have received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the “Recommencement Date”).  The time periods provided herein for which the Company is required to maintain the effectiveness of an Equity Shelf Registration or Equity Demand Registration shall be extended by the aggregate number of days by which sales of securities pursuant to any Registration Statement that has been declared effective has been delayed, postponed or suspended by the Company pursuant to this Section.

2.4                                                    Registration Procedures.  If the Company is required by the provisions of Article II to effect the registration of any Registrable Equity Securities under the Securities Act, the Company will, as promptly as practicable:

(a)                  prepare, file and cause to become effective in accordance with this Article II a Registration Statement with respect to such securities and, in the case of an Equity Demand Registration, use its best efforts to keep such Registration Statement effective under the Securities Act for at least one hundred and eighty (180) days or until the distribution described in the Registration Statement has been completed;

(b)                 prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period for maintaining the effectiveness thereof in accordance with the intended methods of disposition, (ii) make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act) and (iii) cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(c)                  notify the Securityholders promptly and, if requested, confirm such notice in writing (i) when a prospectus, prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Securityholders or any other securityholder whose shares are registered pursuant to such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for the purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Equity Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(d)                 use best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Equity Securities for sale in any jurisdiction in the United States;

(e)                  furnish to selling Securityholders, counsel for the selling Securityholders and each managing underwriter, if any, without charge, such number of copies of the Registration Statement as initially filed with the SEC and of each pre-effective and post-effective amendment or supplement thereto (in each case including at least one copy of all exhibits thereto and all documents incorporated by reference therein) and of the Prospectus included therein, including the preliminary Prospectus and any summary Prospectus, and any other Prospectus filed under Rule 424 under the Securities Act in connection with the disposition of any Registrable Equity Securities covered by such Registration Statement, and such other documents as the selling Securityholders may reasonably request;

(f)                    use its reasonable best efforts to register or qualify the Registrable Equity Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the selling Securityholders may reasonably request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process to effect such registration), and do such other reasonable acts and things as may be required of it to enable the Securityholders to consummate the disposition in such jurisdiction of the Registrable Equity Securities covered by such Registration Statement;

(g)                 in the event of any underwritten public offering, use its reasonable best efforts to furnish, at the request of the selling Securityholders, on the date that such Registrable Equity Securities are delivered to the underwriters for sale pursuant to such registration, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters and the Selling Securityholders and covering matters of the type customarily covered in such legal opinions; (2) a comfort letter dated such date, and updates thereof, from the independent certified public accountants who have issued an audit report on the Company’s financial statements included or incorporated by reference in the Registration Statement, addressed to the underwriters and covering matters of the type customarily covered by such comfort letters and as the underwriters shall reasonably request and (3) if requested and if an underwriting agreement is entered into, indemnification of the underwriters pursuant to provisions and procedures reasonably requested by the underwriters; the procedures referred to in this paragraph shall be followed at each closing under such underwriting or similar agreement, as and to the extent required thereunder;

(h)                 enter into customary agreements (including an underwriting agreement in customary form), use its reasonable best efforts to cause the satisfaction of the conditions specified in any such underwriting agreement, and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Equity Securities;

(i)                     cooperate with the selling Securityholders, the underwriters participating in the offering and their counsel in any due diligence investigation reasonably requested by the selling Securityholders or the underwriters in connection therewith, and participate, to the extent reasonably requested by the managing underwriter for the offering or the Securityholders, in efforts to sell the Registrable Equity Securities in the offering (including, without limitation, participating in “roadshow” meetings with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

(j)                     use its reasonable best efforts to cause the Registrable Equity Securities covered by a Registration Statement to be listed on each national securities exchange or Nasdaq, as applicable, on which the Company’s equity securities are then listed at the time of the sale of such Registrable Equity Securities pursuant to such Registration Statement;

(k)                  notify the selling Securityholders, at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, such Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (including in a document incorporated by reference therein), in light of the circumstances under which they were made, not misleading, and as promptly as practicable prepare a supplement or post-effective amendment to such Registration Statement or the related prospectus or a supplement or amendment to any document incorporated or deemed to be incorporated therein by reference, and file with the SEC any other required document so that, as thereafter delivered to the purchasers of such Registrable Equity Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(l)                     on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Equity Securities with printed certificates for the Registrable Equity Securities by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company.

2.5                                    Expenses.  All expenses incurred in complying with Article II, including, without limitation, all SEC or stock exchange registration or filing fees (including all expenses incident to filing with the NASD), stock exchange listing fees, Nasdaq quotation fees, printing expenses (including all expenses of printing certificates for Registrable Equity Securities and of printing prospectuses if the printing of prospectuses is requested by the selling Securityholders or the managing underwriter, if any), fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the Securityholders and all other selling securityholders (selected by those holding a majority of the voting power of the Registrable Equity Securities being registered, with holders of Registrable Equity Securities issuable upon conversion of Multi-Vote Common Stock having the number of votes to which they are entitled as holders of such Multi-Vote Common Stock), fees of the Company’s independent public accountants and the expenses of any special audit work incident to or required for any such registration (including expenses of any “cold comfort” letters required in connection with this Article II), but subject to Section 2.1(d)(ii) hereof, the expenses of complying with the securities or blue sky laws of any jurisdiction and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (including reasonable fees of counsel to the underwriters to the extent customarily paid by the issuer or sellers of securities), shall be paid by the Company except that any discounts, commissions or brokers’ fees or fees of similar securities industries professionals and transfer taxes relating to the disposition of the Registrable Equity Securities will be payable by the Securityholders (or other securityholders participating in such registered offering) and the Company will have no obligation to pay any such amounts.

2.6                                                    Indemnification and Contribution.

(a)                  In the event of any registration of any Registrable Equity Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the selling Securityholders, their Affiliates, trustees, directors, officers and agents, and each other Person (including each underwriter) who participated in the offering of such Registrable Equity Securities and each other Person, if any, who controls any Securityholder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Securityholders or any such Affiliate, trustee, director, officer, agent or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Equity Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Securityholders or such Affiliate, trustee, director, officer, agent or participating person or controlling person for any legal or any other expenses reasonably incurred by the Securityholders or such Affiliate, trustee, director, officer, agent or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to a selling Securityholder, or its Affiliates, trustees, directors, officers, agents or controlling persons to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Securityholder specifically for use therein or (in the case of any registration pursuant to Section 2.1) to any underwriter, to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information so furnished for such purposes by such underwriter.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Securityholders or such Affiliate, trustee, director, officer, agent or participating person or controlling person, and shall survive the transfer of such Registrable Equity Securities by the Securityholders.

(b)                 Each selling Securityholder hereby agrees to severally, but not jointly, indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which Registrable Equity Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if in any such case such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with information in writing provided to the Company by such Securityholder specifically for use in such Registration Statement, preliminary Prospectus or final Prospectus or any amendment or supplement thereto.  Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, a Securityholder shall not be required to indemnify any Person pursuant to this Section 2.6 nor to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Securityholder in connection with any such registration under the Securities Act.

(c)                  If the indemnification provided for in this Section 2.6 from the Indemnifying Party (as defined in Section 2.6(e) hereof) is unavailable to an Indemnified Party (as defined in Section 2.6(e) hereof) hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein as being subject to indemnification, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  If indemnification is available under this Section 2.6, the Indemnifying Party shall indemnify the Indemnified Party to the full extent provided in Section 2.6(a) or 2.6(b), as applicable, without regard to the relative fault of the Indemnifying Party or the Indemnified Party or any other equitable consideration provided for in this Section 2.6(c).

(d)                 The indemnification and contribution required by this Section 2.6 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred.

(e)                  The party seeking indemnification pursuant to this Section 2.6 is referred to as the “Indemnified Party” and the party from whom indemnification is sought under this Section 2.6 is referred to as the “Indemnifying Party.”  The Indemnified Party shall give prompt written notice to the Indemnifying Party of the commencement of any action or proceeding involving a matter referred to in Section 2.6(a) or 2.6(b) (an “Action”), if an indemnification claim in respect thereof is to be made against the Indemnifying Party; provided, however, that the failure to give such prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder with respect to such Action, except to the extent that the Indemnifying Party is materially prejudiced by such failure.  The Indemnifying Party shall be entitled to participate in and to assume the defense of such Action, with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, however, that (i) the Indemnifying Party, within a reasonable period of time after the giving of notice of such indemnification claim by the Indemnified Party, (A) notifies the Indemnified Party of its intention to assume such defense and (B) appoints such counsel, and (ii) the Indemnifying Party may not, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless (A) there is as part thereof no finding or admission of any violation of any rights of any Person and no effect adverse to the Indemnified Party on any other claims that may be made against the Indemnified Party, (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (C) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.  If the Indemnifying Party so assumes the defense of any such Action, (i) the Indemnifying Party shall pay all costs associated with, any damages awarded in, and all expenses arising from the defense or settlement of such Action, and (ii) the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of such Action, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party except that if (A) the Indemnified Party has been advised by its counsel that there are likely to be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, or (B) such counsel has been selected by the Indemnified Party solely due to a conflict of interest which exists between counsel selected by the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall pay in any such case that portion of the reasonable fees and expenses of one separate counsel per Action for an Indemnified Party (or Indemnified Parties in the aggregate, as the case may be), that are reasonably related to matters covered by the indemnity provided in this Section 2.6.  If the Indemnifying Party does not so assume the defense of such Action, the Indemnified Party shall be entitled to exercise control of the defense, compromise or settlement of such

Action.  No Indemnified Party shall settle or compromise any Action for which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party (which consent may not be unreasonably withheld or delayed).  The other party shall cooperate with the party assuming the defense, compromise or settlement of any Action in accordance with this Agreement in any manner that such party reasonably may request and the party assuming the defense, compromise or settlement of any Action shall keep the other party fully informed in the defense of such Action.

(f)                    The provisions of this Section 2.6 shall be in addition to, and not in lieu of, the obligations of the Company and the Securityholders under any underwriting agreement to which they may be party.

2.7                                    Rule 144.  So long as the Company has securities registered under the Exchange Act, it shall take all actions reasonably necessary to enable the Securityholders to sell Registrable Equity Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act.

2.8                            Duration of Equity Registration Rights.  The rights and obligations provided for under this Article II shall terminate (except for the indemnification and contribution obligations of Section 2.6) with respect to the Equity Shelf Registration on the Equity Shelf Registration Termination Date.  For purposes hereof, a member of the Onex Group who owns shares of Multi-Vote Common Stock shall be considered to own the shares of Ordinary Common Stock into which such shares of Multi-Vote Common Stock may be converted, and Aetna shall be considered to own the shares of Ordinary Common Stock into which the Warrant may be converted.

2.9                                    “Market Stand-Off” Agreement.  Each Securityholder hereby agrees that for a period of not more than 90 days following the effective date of a Registration Statement of the Company (other than the Equity Shelf Registration) filed under the Securities Act relating to the sale by the Company of shares of Ordinary Common Stock or any other equity security of the Company (provided that a 180-day period shall apply in the case of a Registration Statement (other than the Equity Shelf Registration) related to the first registered public offering of equity by the Company after the Effective Date, other than such an offering that is registered on Form S-4 or S-8 or any similar form), it shall not, directly or indirectly, to the extent reasonably requested by the Company and the managing underwriter, sell, assign or otherwise transfer or dispose of (other than to transferees who agree to be similarly bound) any shares of Ordinary Common Stock held by it at any time during such period (including any sale pursuant to the Equity Shelf Registration), except shares of Ordinary Common Stock owned by a Securityholder included pursuant to Section 2.2 in the registration of the Company; provided, however, that all executive officers and directors of the Company shall enter into written agreements in a form satisfactory to the Company and applicable underwriter to be similarly bound; and provided further, however, that the market stand-off agreement contemplated by this Section 2.9 shall not apply to any Registrable Equity Securities in respect of which any Securityholder is entitled to and has exercised its demand registration rights under Section 2.1 hereof (unless and until the

Registration Statement required thereby has been declared effective and such securities have not been sold pursuant thereto during the effective period thereof).  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Equity Securities of the Securityholders (and the shares or securities of every other Person subject to the foregoing restriction) until the end of such period.  The time periods provided herein for which the Company is required to maintain the effectiveness of an Equity Shelf Registration and an Equity Demand Registration shall be extended by the aggregate number of days during which Securityholders shall be prohibited from selling shares of Ordinary Common Stock pursuant to this Section.

2.10                              Transfer of Registration Rights.

(a)                  The rights of a Securityholder under this Article II may not be transferred, except (a) to an Affiliate of the Securityholder, (b) as incident to the transfer of all the Registrable Equity Securities owned by a Securityholder to a successor to all or substantially all the business and assets of the Securityholder, or (c) in conformity with the provisions of Section 2.10(b) hereof; and provided that the transferee agrees in a writing executed by such transferee and delivered to the Company to assume the applicable obligations of the Securityholder under this Article II.

(b)                 The rights of the Securityholders under this Article II may be transferred by any Securityholder to a transferee of Registrable Equity Securities and, in the case of a member of the Onex Group, to a transferee of Multi-Vote Common Stock (or Ordinary Stock issued or issuable upon conversion of Multi-Vote Common Stock), and, in the case of Aetna, to a transferee of the Warrant, by such a transferee to a subsequent transferee of Registrable Equity Securities, but only where the transfer is not made pursuant to an effective Registration Statement or Rule 144 or pursuant to another exemption from registration under the Securities Act.

2.11                              Granting of Additional Registration Rights.  The Company shall not, without Onex’s prior written consent, grant to any third party (i) piggyback registration rights with respect to an Equity Demand Registration or (ii) any demand registration rights.

ARTICLE III

DEBT REGISTRATION RIGHTS

3.1                                                    Debt Shelf Registration.

(a)                  Requirement to Effect Debt Security Shelf Registration.  The Company shall prepare and cause to be filed with the SEC, as promptly as practicable after but in no event later than 60 days following the Effective Date, a Registration Statement pursuant to Rule 415 on an appropriate form relating to the continuous offering and sale of the Notes which are Registrable Debt Securities in resales by selling Securityholders (or their permitted transferees) in market transactions (and through such other method or methods of distribution as hereinafter provided for) (the “Debt Shelf Registration”) and shall use its reasonable best efforts to cause the Debt Shelf Registration to become effective under the Securities Act, and for public sales of such Notes otherwise to be permitted, within 60 days thereafter (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations). The Company shall use its reasonable best efforts to keep the Debt Shelf Registration effective under the Securities Act, for so long as it is permitted to do so under Rule 415, until the Debt Shelf Registration Termination Date, including by preparing and filing such amendments to the Registration Statement and prospectus supplements as may be required therefor.  If at any time (before the Debt Shelf Registration Termination Date) it shall no longer be permissible for the Company to keep the Debt Shelf Registration effective under the Securities Act in accordance with Rule 415 but shall thereafter become permissible for the Company to file and have effective a Registration Statement pursuant to Rule 415 for Registrable Debt Securities, then the Company shall, upon reasonable request of a selling Securityholder, again likewise use its reasonable best efforts to prepare and cause to be filed with the SEC, and to become effective, as promptly as practicable, a Registration Statement (on an appropriate form) for such purpose and (as long as permissible under Rule 415) to keep such Registration Statement effective until the Debt Shelf Registration Termination Date.  The Company may, as permitted by applicable SEC requirements, satisfy its obligations under this Section 3.1 by a Registration Statement which also effects the Equity Shelf Registration.  The obligations of the Company under this Section 3.1(a) are subject to the provisions of Section 3.1(b) and 3.1(c).  The Company shall provide for the offer and sale of such Notes pursuant to the Debt Shelf Registration, both upon its initial effectiveness or (as necessary, by amendment or supplement) at any time thereafter before the Debt Shelf Registration Termination Date, through such other methods of distribution as the selling Securityholders may reasonably request.

(b)                 Conditions on Requirement to Effect the Debt Shelf Registration.

The obligations of the Company set forth in Section 3.1(a) are subject to each of the following limitations, conditions and qualifications:

(i)                                     The Company’s obligations shall be subject to the obligations of the Securityholders to furnish all information and materials and to take any and all actions as may be required under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.  Without limiting the generality of the forgoing, each selling Securityholder shall furnish to the Company in writing, promptly after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein.  Each Securityholder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Company by such Securityholder not materially misleading.

(ii)                                  The Company shall not be obligated to cause any special audit to be undertaken in connection with any Registration Statement pursuant to this Agreement.

(c)                  Postponement of Registration or Sales. The Company shall be entitled to postpone, for a reasonable period of time (which shall be as short as practicable), during no more than two periods aggregating not more than 90 days in any twelve-month period, the filing or effectiveness of, or suspend the right of the Securityholders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in this Section 3.1, in the event that (i) (A) an event or circumstance occurs and is continuing as a result of which such Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company’s good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in which case the Company will file an appropriate amendment to the Registration Statement as contemplated in Section 3.2(i), and (B) the Company determines in its good faith judgment that the disclosure of the event at that time would materially and adversely affect, interfere with or hinder the success of any financing, acquisition, merger or similar transaction involving the Company or otherwise have a material adverse effect on the business, operations or prospects of the Company or (ii) the Company shall have received a notice issued by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose.  If the Company shall so postpone the filing or effectiveness of, or suspend the rights of the Securityholders to make sales pursuant to, a Registration Statement it shall promptly notify the Securityholders in writing of such determination (a “Debt Offering Suspension Notice”).  The Debt Offering Suspension Notice shall contain a statement of the reasons for such suspension and an approximation of the anticipated delay.  Upon receipt of such Debt Offering Suspension Notice, to the extent applicable, each selling Securityholder will forthwith discontinue disposition of Registrable Debt Securities pursuant to the Registration Statement until (i) such Securityholder has received copies of the supplemented or amended Prospectus contemplated by Section 3.2(a) hereof, or (ii) is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus).  The time period provided herein for which the Company is required to maintain the effectiveness of a Debt Shelf Registration shall be extended by the aggregate number of days by which sales of securities pursuant to any Registration Statement that has been declared effective has been delayed, postponed or suspended by the Company pursuant to this Section.

3.2                                                    Registration Procedures.  If the Company is required by the provisions of this Article III to effect the registration of any Registrable Debt Securities under the Securities Act, the Company will, as promptly as practicable:

(a)                                  prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related prospectus, as may be required by the applicable rules, regulations or instructions under the Securities Act during the applicable period in accordance with the intended methods of disposition specified by the Securityholders, (ii) make generally available earnings statements satisfying the provisions of Section 11(a) of the Securities Act (provided that the

Company shall be deemed to have complied with this clause if it has complied with Rule 158 under the Securities Act) and (iii) cause the related prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(b)                                 notify the Securityholders promptly and, if requested, confirm such notice in writing (i) when a prospectus, prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Securityholders or any other securityholder whose securities are registered pursuant to such Registration Statement, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for the purpose, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(c)                  use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Debt Securities for sale in any jurisdiction in the United States;

(d)                 furnish to the Securityholders and counsel for the Securityholders, without charge, such number of copies of the Registration Statement as initially filed with the SEC and of each pre-effective and post-effective amendment or supplement thereto (in each case including at least one copy of all exhibits thereto and all documents incorporated by reference therein) and of the Prospectus included therein, including the preliminary Prospectus and any summary Prospectus, and any other Prospectus filed under Rule 424 under the Securities Act in connection with the disposition of any Registrable Debt Securities covered by such Registration Statement, and such other documents as the Securityholders may reasonably request;

(e)                  use its reasonable best efforts to register or qualify the Registrable Debt Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Securityholders may reasonably request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process to effect such registration), and do such other reasonable acts and things as may be required of it to enable the Securityholders to consummate the disposition in such jurisdiction of the Registrable Debt Securities covered by such Registration Statement;

(f)                    enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Debt Securities;

(g)                 cooperate with the Securityholders and their counsel in any due diligence investigation reasonably requested by the Securityholders in connection with the offering and sale of the Registrable Debt Securities;

(h)                 use its reasonable best efforts to cause the Registrable Debt Securities covered by a Registration Statement to be listed on each national securities exchange on which the Company’s debt securities are then listed at the time of the sale of such Registrable Debt Securities pursuant to such Registration Statement;

(i)                     notify the Securityholders, at any time when a Prospectus is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, such Prospectus (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (including in a document incorporated by reference therein), in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or post-effective amendment to such Registration Statement or the related prospectus or a supplement or amendment to any document incorporated or deemed to be incorporated therein by reference, and file with the SEC any other required document so that, as thereafter delivered to the purchasers of such Registrable Debt Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)                     on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Debt Securities with printed certificates for the Registrable Debt Securities by such Registration Statement, which are in a form eligible for deposit with The Depository Trust Company; and

(k)                  to the extent necessary, qualify the indenture under which the Registrable Debt Securities were issued under Trust Indenture Act of 1939, as amended.

3.3                                    Expenses.  All expenses incurred in complying with Article III, including, without limitation, all SEC or stock exchange registration or filing fees (including all expenses incident to filing with the NASD), stock exchange listing fees, Nasdaq quotation fees, printing expenses (including all expenses of printing certificates for Registrable Debt Securities and of printing prospectuses if the printing of prospectuses is requested by the Securityholders), fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the Securityholders (selected by those holding a majority of the Registrable Debt Securities being registered), fees of the Company’s independent public accountants and the expenses of any special audit work incident to or required for any such registration (including expenses of any “cold comfort” letters), but subject to Section 3.1(b)(ii) hereof, the expenses of complying with the securities or blue sky laws of any jurisdiction and fees and disbursements of underwriters customarily paid by the issuers or sellers of securities (including reasonable fees of counsel to the underwriters), shall be paid by the Company except that any discounts, commissions or brokers’ fees or fees of similar securities industries professionals and transfer taxes relating to the disposition of the Registrable Debt Securities will be payable by the Securityholders (or other securityholders participating in such registered offering) and the Company will have no obligation to pay any such amounts.

3.4                                                    Indemnification and Contribution.

(a)                  In the event of any registration of any Registrable Debt Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Securityholders, their Affiliates, trustees, directors, officers and agents, and each other Person (including each underwriter) who participated in the offering of such Registrable Debt Securities and each other Person, if any, who controls any Securityholder or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Securityholder or any such Affiliate, trustee, director, officer, agent or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Debt Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Securityholder or such Affiliate, trustee, director, officer, agent or participating person or controlling person for any legal or any other expenses reasonably incurred by such Securityholder or such Affiliate, trustee, director, officer, agent or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Securityholders specifically for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Securityholders or such Affiliate, director, officer, agent or participating person or controlling person, and shall survive the transfer of such Registrable Debt Securities by the Securityholders.

(b)                 Each selling Securityholder hereby agrees to severally, but not jointly, indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which Registrable Debt Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if in any such case such statement or alleged statement or omission or alleged omission was made in reliance on and in conformity with information in writing provided to the Company by the Securityholder specifically for use in such Registration Statement, preliminary Prospectus or final Prospectus or any amendment or supplement thereto.  Notwithstanding the provisions of this paragraph (b) or paragraph (c) below, a Securityholder shall not be required to indemnify any person pursuant to this Section 3.4 nor to contribute pursuant to paragraph (c) below in an amount in excess of the amount of the aggregate net proceeds received by such Securityholder in connection with any such registration under the Securities Act.

(c)                  If the indemnification provided for in this Section 3.4 from an Indemnifying Party (as defined in Section 3.4(e) hereof) is unavailable hereunder to an Indemnified Party (as defined in Section 3.4(e) hereof) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  If indemnification is available under this Section 3.4, the Indemnifying Party shall indemnify the Indemnified Party to the full extent provided in Section 3.4(a) or 3.4(b) hereof, as applicable, without regard to the relative fault of the Indemnifying Party or the Indemnified Party or any other equitable consideration provided for in this Section 3.4(c).

(d)                 The indemnification and contribution required by this Section 3.4 shall be made by periodic payment of the amount thereof during the course of the investigation or defense, as and when bills are received or expenses are incurred.

(e)                  The party seeking indemnification pursuant to this Section 3.4 is referred to in this Section 3.4 as the “Indemnified Party” and the party from whom indemnification is sought under this Section 3.4 is referred to as the “Indemnifying Party.”  The Indemnified Party shall give prompt written notice to the Indemnifying Party of the commencement of any action or proceeding involving a matter referred to in Section 3.4(a) or 3.4(b) (an “Action”), if an indemnification claim in respect thereof is to be made against the Indemnifying Party; provided, however, that the failure to give such prompt notice shall not relieve the Indemnifying Party of its indemnity obligations hereunder with respect to such Action, except to the extent that the Indemnifying Party is materially prejudiced by such failure.  The Indemnifying Party shall be entitled to participate in and to assume the defense of such Action, with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party; provided, however, that (i) the Indemnifying Party, within a reasonable period of time after the giving of notice of such indemnification claim by the Indemnified Party, (x) notifies the Indemnified Party of its intention to assume such defense and (y) appoints such counsel, and (ii) the Indemnifying Party may not, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement unless (A) there is as part thereof no finding or admission of any violation of any rights of any person and no effect adverse to the Indemnified Party on any other claims that may be made against the Indemnified Party, (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (C) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.  If the Indemnifying Party so assumes the defense of any such Action, (A) the Indemnifying Party shall pay all costs associated with, any damages awarded in, and all expenses arising from the defense or settlement of such Action, and (B) the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) the defense, compromise or settlement of such Action, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party except that if (x) the Indemnified Party has been advised by its counsel that there are likely to be one or more defenses available to it which are different from or additional to those available to the Indemnifying Party, or (y) such counsel has been selected by the Indemnified Party solely due to a conflict of interest which exists between counsel selected by the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall pay in any such case that portion of the reasonable fees and expenses of one separate counsel per Action for an Indemnified Party (or Indemnified Parties in the aggregate, as the case may be), that are reasonably related to matters covered by the indemnity provided in this Section 3.4.  If the Indemnifying Party does not so assume the defense of such Action, the Indemnified Party shall be entitled to exercise control of the defense, compromise or settlement of such Action.  No Indemnified Party shall settle or compromise any Action for which it is entitled to indemnification under this Agreement without the prior written consent of the Indemnifying Party (which consent may not be unreasonably withheld or delayed).  The other party shall cooperate with the party assuming the defense, compromise or settlement of any Action in accordance with this Agreement in any manner that such party reasonably may request and the party assuming the defense, compromise or settlement of any Action shall keep the other party fully informed in the defense of such Action.

3.5                                    Rule 144.  So long as the Company has securities registered under the Exchange Act, it shall use its best efforts to take all actions reasonably necessary to enable the Securityholders to sell Registrable Debt Securities without registration under the

Securities Act within the limitations of the exemptions provided by Rule 144, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act.

3.6                                    Duration of Debt Registration Rights.  The rights and obligations provided for under this Article III shall terminate (except for the indemnification and contribution obligations of Section 3.4) on the Debt Shelf Registration Termination Date.

3.7                                    Transfer of Registration Rights.

(a)                  The rights of a Securityholder under this Article III may not be transferred, except (a) to an Affiliate of the Securityholder, (b) as incident to the transfer of all the Registrable Debt Securities owned by a Securityholder to a successor to all or substantially all the business and assets of the Securityholder, and (c) in conformity with the provisions of Section 3.7(b) hereof; and provided that the transferee agrees in a writing executed by such transferee and delivered to the Company to assume the applicable obligations of the Securityholder under this Article III.

(b)                 The rights of the Securityholders under this Article III may be transferred by any Securityholder to a transferee of Registrable Debt Securities and by such a transferee to a subsequent transferee of Registrable Debt Securities, but only where the transfer is not made pursuant to an effective Registration Statement or Rule 144 or pursuant to another exemption from registration under the Securities Act pursuant to which the securities sold are thereafter freely transferable without registration and without restriction under the Securities Act, and only to such a transferee.

3.8                                 Liquidated Damages For Certain Defaults by the Company.  If (i) the Registration Statement required by Section 3.1 to be prepared and filed by the Company is not filed with the Commission on or prior to the date specified for such filing in Section 3.1 or (ii) such required Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in Section 3.1 or (iii) Registration Statement required by Section 3.1 is filed and declared effective but shall thereafter cease to be effective or fail to be usable in connection with resales of Registrable Debt Securities without being succeeded promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective, except as permitted by Section 3.1(c) or the following provisions of this section (each such event referred to in clauses (i) through (iii), a “Debt Registration Default”), the Company shall pay, as liquidated damages for such Debt Registration Default, to each Securityholder adversely affected by an inability to sell Registrable Debt Securities by such Debt Registration Default an amount (together with the amounts referred to in the next sentence, the “Debt Illiquidity Fee”) equal to [$.05] per week per $1,000 principal amount of Registrable Debt Securities held by such Securityholder with respect to the first 90-day period immediately following the occurrence of such Debt Registration Default.  The amount of liquidated damages so payable by reason of a Debt Registration Default shall increase by an additional [$.05] per week per $1,000 principal amount of Registrable Debt Securities owned by a Securityholder so adversely affected with respect to each subsequent 90-day period (or portion thereof) until all Debt Registration Defaults have been cured or such Registrable Debt Securities have ceased to be Registrable Debt Securities, up to a maximum amount of Debt Illiquidity Fee of [$.50] per week per $1,000 principal amount of Registrable Debt Securities.  All accrued Debt Illiquidity Fees shall be paid by the Company to the record holders of such Registrable Debt Securities in the same manner as interest is paid under the Notes at each date after accrual of a Debt Illiquidity Fee when such interest is payable.  Following the cure of all Debt Registration Defaults relating to any particular Registrable Debt Securities, the accrual of Debt Illiquidity Fees with respect to such securities will cease.  A Debt Registration Default shall be deemed not to have occurred and be continuing in relation to a Registration Statement or the related Prospectus if (i) sales of Registrable Debt Securities may not be made pursuant thereto solely as a result of (A) the filing of a post-effective amendment to the Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Securityholders to use the related Prospectus or (B) the occurrence of other material events with respect to the Company that would need to be described in such Registration Statement or the related Prospectus and (C) in the case referred to in clause (B), the Company is proceeding promptly and in good faith to amend or supplement (including by way of filing documents under the Exchange Act which are incorporated by reference into the Registration Statement) such Registration Statement and the related Prospectus to describe such events; provided, however, that in any case sales pursuant to such Registration Statement are not permitted for a continuous period in excess of 30 days, a Debt Registration Default shall be deemed to have occurred on the 31st day of such inability to make sales and Debt Illiquidity Fees shall be payable in accordance with the foregoing provisions from the day such Debt Registration Default occurs until such Debt Registration Default is cured or until the Company is no longer required pursuant to this Agreement to keep such Registration Statement effective or such Registration Statement or the related Prospectus usable; provided, further, that in no event shall the total of all periods during which sales are not permitted pursuant to such Registration exceed 45 days in the aggregate of any 12-month period, exclusive of any periods referred to in Section 3.1(c).  All payment obligations of the Company with respect to Debt Illiquidity Fees that exist with respect to any Registrable Debt Securities at the time such securities cease to be Registrable Debt Securities shall survive until such Debt Illiquidity Fees have been satisfied in full.  Debt Illiquidity Fees shall constitute the exclusive remedy against the Company for failure to comply with any provision of this Article III (excluding Section 3.4)

ARTICLE IV

CERTAIN SECURITYHOLDER COVENANTS

4.1                 Each Securityholder shall vote any shares of Voting Stock Beneficially Owned by it so that the Management Incentive Plan is authorized, approved and/or ratified by the shareholders of the Company as may from time to time be required by any legal regulation or listing standard or to satisfy any tax requirement; provided, however, that such vote is sought within twelve (12) months of the Effective Date.  This paragraph shall not apply to Aetna as it can not convert the Warrant into Voting Stock by such time.

ARTICLE V

MISCELLANEOUS PROVISIONS

5.1                 Successor Securities.  The provisions of this Agreement pertaining to shares of Ordinary Common Stock or Multi-Vote Common Stock shall apply equally to any additional shares of Ordinary Common Stock or Multi-Vote Common Stock authorized after the Effective Date and any shares of the Company, regardless of class, series, designation or par value, that are issued as a dividend on or in any other distribution in respect of, or as a result of a reclassification (including a change in par value) in respect of, shares of Ordinary Common Stock and shall also apply to any voting equity security (or, in the case of Article II, any equity security even if not voting) issued by any company that succeeds, by merger, consolidation, a share exchange, a reorganization of the Company or any similar transaction, to all or substantially all the business of the Company, or to the ownership thereof, if such security was issued in exchange for or otherwise as consideration for or in respect of shares of Ordinary Common Stock (or other shares considered as shares of Ordinary Common Stock, as provided by this Section) or Multi-Vote Common Stock in connection with such succession transaction.

5.2                 Equitable Relief.  It is hereby acknowledged that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed fully by the parties hereto in accordance with the terms specified herein, and that, except where explicitly provided for herein, monetary damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties relying hereon in the event that the undertakings and provisions contained in this Agreement were breached or violated.  Accordingly, each party hereto hereby agrees that each other party hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of the undertakings and provisions hereof and to enforce specifically the undertakings and provisions hereof in any court of the United States or any state having jurisdiction over the matter; it being understood that such remedies shall be in addition to, and not in lieu of, any other rights and remedies available at law or in equity.

5.3                 No Inconsistent Agreements.  The Company has not previously, or simultaneously, entered into any agreement with respect to any of its securities granting any registration rights to any person (other than the agreement covering the Warrant provided for in the Plan).  The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Securityholders in this Agreement or which violates any of the covenants of the Company made in this Agreement.  The Securityholders have not previously, or simultaneously, entered into any agreement which is inconsistent with the performance of their obligations hereunder and shall not do so.

5.4                 Amendments and Waivers.  The provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may be given, only in a writing executed by the Company and [all of the] Securityholders.  To the extent permitted by law, no failure to exercise, and no delay on the part of the Securityholders or the Company in exercising any power or right in connection with this Agreement, or available at law or in equity, shall operate as a waiver thereof, and no single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, shall preclude any other or further exercise thereof or the exercise of any other rights or powers.  Any written  modification or waiver of any provision of this Agreement shall be effective only in the specific instance and for the purpose for which it is given.

5.5                 Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery or other communication to be made pursuant to the provisions of this Agreement or in connection herewith shall be deemed delivered, served and received:  (i) when delivered by hand to the recipient named below, (ii) on the date of delivery to the address indicated below, properly addressed, as confirmed by the agency or firm making delivery  if the notice is delivered by regularly operating overnight delivery service, such as Federal Express, (iii) on the date of delivery to the address indicated below, properly addressed, if sent via the United States Postal Service when sent by either registered or certified mail, postage prepaid, return receipt requested, (iv) if on a business day, on the date sent via telecopy, provided such delivery is confirmed (via a fax confirmation report), or (v) five business days after having been deposited with the United States Postal Service, properly addressed and postage prepaid.   Notices shall be addressed by name and address to the recipient, as follows:

if to any member of the Onex Group, at:

[address]

[Attention: ]

[Telecopier:],

with a copy similarly sent to:

Kaye Scholer LLP

425 Park Avenue

New York, NY  10022

Attention: Joel I. Greenberg, Esq.

Telecopier: 212-836-8689

if to Aetna, at:

Aetna Inc.

151 Farmington Avenue

Hartford, CT  06156

Attention L. Edward Shaw, Jr., General Counsel

Telecopier:  (860) 273-8340

with a copy similarly sent to:

Davis Polk & Wardwell

450 Lexington Avenue

New York, NY  10017

Attention:  David L. Caplan

Telecopier:  (212) 450-4800

if to Houlihan Lokey, at:

Houlihan Lokey Howard & Zukin Capital,

686 Third Avenue

15th Floor

New York, NY  10017

Attention: Saul E. Burian

Telecopier: 212-661-3070

with a copy similarly sent to:

Akin Gump Strauss Hauer & Feld LLP

590 Madison Avenue

New York, NY 10022

Attention:Michael S. Stamer, Esq.

Telecopier:  212.872.1002, or

if to the Company, at:

Magellan Health Services, Inc.

[address]

[Attention: ]

[Telecopier:],

with a copy similarly sent to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, New York  10153

Attention:  Robert L. Messineo, Esq.

Telecopier:  212-310-8007,

or at such other address as may be substituted by notice given as herein provided.  The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice.

5.6                         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon a successor company to the Company by merger, consolidation, reorganization or any like transaction.   Except in respect of a successor company to the Company and except as provided in respect of the rights and obligations of the Securityholders under Articles II and III hereof, the rights and obligations of the parties hereunder shall not be assignable.

5.7                         Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

5.8                         Governing Law; Jurisdiction; Jury Waiver.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflict or choice of laws provisions thereof.  Each of the parties hereby submits to the non-exclusive personal jurisdiction of, and waives any objection as to venue in respect of any litigation respecting this Agreement in, the Chancery Court of the State of Delaware or the United States District Court for the District of Delaware.  EACH PARTY HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT HEREUNDER.

5.9                         Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

5.10                   Entire Agreement.  This Agreement represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

5.11                   Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the Company, Onex, Houlihan Lokey and the other parties hereto have executed this Agreement as of the date first above written.

MAGELLAN HEALTH SERVICES, INC.

By:
Name:
An authorized officer thereof

ONEX AMERICAN HOLDINGS II LLC

By:
Name:
An authorized officer thereof

HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL

By:
Name:
An authorized officer thereof

AETNA INC.

By:
Name:
An authorized officer thereof

Schedule 1

Registrable Equity Securities and Registrable Debt Securities

of

HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL

Shares of Ordinary Common Stock	Principal Amount of Notes